EXHIBIT 10.5

GRAPHIC OMITTED]           TRUCK LEASE AND SERVICE AGREEMENT



 THIS AGREEMENT is dated as of 1st day of October, 2004 by and between RYDER TRUCK RENTAL, INC. D/B/A RYDER TRANSPORTATION SERVICES, whose address is 3901 White Tire Road, Landover, MD 20785 ("Ryder") and CHESAPEAKE LOGISTICS LLC, whose address is 5304 SUNNYSIDE AVE, BELTSVILLE, MD 20705 ("You/Yours").


1.   EQUIPMENT COVERED AND TERM.

     A. AGREEMENT AND SCHEDULE A(S). Ryder agrees to lease to you and you agree to lease from Ryder the vehicles listed on Schedule A(s) (the "Vehicle(s)"). Each Schedule A is a part of this Agreement and contains additional terms and conditions. When you sign a Schedule A, you authorize Ryder to obtain the Vehicle(s) and you agree to take delivery of each. Failure to take delivery of a Vehicle for any reason is a material breach of this Agreement.

     B. LEASE TERM. The lease term for each Vehicle begins when Ryder tenders that Vehicle to you and lasts for the period specified on its Schedule A unless the lease term is terminated earlier as permitted herein. If you operate any Vehicle after its lease term has ended, the terms of this Agreement will apply to the hold-over lease, but Ryder will have the right to terminate the hold-over lease upon 7 days notice.

     C. VEHICLE SPECIFICATIONS, ALTERATIONS, AND EQUIPMENT. When you place a Vehicle in service, you acknowledge that it conforms to the Vehicle specifications and is in good working order. You agree not to alter the structure of any Vehicle without Ryder's written consent. You agree to pay for all structural alterations, special equipment, and all changes in painting, lettering, and art work that you make or request Ryder to make after you sign the Schedule A. If a law or regulation changes, after you sign a Schedule A, that requires Ryder to install new or additional equipment on the Vehicle or to otherwise alter the Vehicle, Ryder will perform the installation or alteration at your expense. If you use a Vehicle while it is connected to a trailer or other equipment that Ryder does not lease to you or maintain for you, you agree to keep that trailer and equipment in good operating condition.

2.   SERVICES THAT RYDER PROVIDES.

     A. MAINTENANCE AND REPAIRS TO VEHICLES. For each Vehicle, Ryder will provide lubricants, tires, tubes, and all other operating supplies, perform all maintenance and repairs, and supply all labor and parts required to keep the Vehicle in service.

          (1) Maintenance and Repair Schedule. You agree to return each Vehicle to Ryder at the maintenance facility listed on Schedule A (the "Maintenance Facility") for at least 8 hours per month for preventive maintenance at mutually agreeable times. You agree to notify Ryder immediately when any repairs are necessary and return the Vehicle to the Maintenance Facility for performance of those repairs.

          (2) Repairs Performed by Third Parties. Only Ryder and parties expressly authorized by Ryder may repair, maintain, or adjust a Vehicle. You agree not to have a third party repair or make adjustments to a Vehicle, without Ryder's consent. Ryder will only pay for properly authorized and documented repairs.

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     B.   SUBSTITUTE VEHICLES. Except as described in this Paragraph 2B, if a mechanical failure renders a Vehicle temporarily inoperable, Ryder agrees to supply you with a vehicle, as nearly as practicable the same size as the inoperable Vehicle, (a "Substitute Vehicle"), at no extra cost except for mileage, fuel, and other variable charges. Ryder agrees to provide the Substitute Vehicle where the Vehicle was disabled and you agree to return it to the facility that provided it. All Substitute Vehicles will be governed by the terms of this Agreement. Ryder will not furnish a Substitute Vehicle for any Vehicle that is out of service: (i) for preventive maintenance; (ii) due to driver abuse; (iii) for repair of Physical Damage resulting from any cause, including fire, collision, upset, vandalism or an Act of God;
          (iv) due to your violation this Agreement; or (v) for repair or maintenance of special equipment that Ryder is not responsible for maintaining. Ryder will not furnish a Substitute Vehicle for any Vehicle that is lost or stolen or for any specialized Vehicle.

     C. EMERGENCY ROAD SERVICE. Ryder agrees to provide road service for mechanical or tire failure (unless it results from an accident, driver abuse or a violation of this Agreement). Where Ryder is not responsible for road service, Ryder will coordinate road service for you at your expense.

     D. SAFETY PROGRAM. At your request, Ryder will provide you with its then-current standard safety program.

     E. ADDITIONAL SERVICES. Ryder will provide additional services as listed on Schedule A.

     F. ADDITIONAL REPAIRS. Regardless of any other provision of this Agreement, you agree to pay for all damage, repairs, maintenance, and related expenses resulting from your operation of a Vehicle in violation of this Agreement. Any such repairs or maintenance performed by Ryder and all Vehicle washes in excess of the amount on Schedule A shall be at Ryder's retail sales and service rates (including overtime).

3. FUEL. When Ryder is designated on Schedule A, Ryder will provide fuel for each Vehicle from a Ryder or Ryder-designated facility. Ryder's charge for fuel it provides will vary over time. Fuel charges are incidental and are billed in addition to all other lease charges. If your account is past-due, Ryder may elect to stop providing fuel to you. You will be responsible for the cost of fuel you obtain from other sources and cannot charge these costs to your Ryder account.

4.   VEHICLE OPERATING CREDENTIALS AND TAXES.

     A. LICENSING AND TAXES. Where it is legal to do so, Ryder will apply and pay for the following (up to the allowance for each item on Schedule
          A): (i) state motor vehicle license and registration in the state of domicile (for the licensed weight shown on Schedule A); (ii) personal property taxes (in the state of domicile); and (iii) Federal Heavy Vehicle Use Taxes. You agree to provide Ryder with all documentation required for vehicle licensing (including trip records) on a weekly basis. If you fail to provide Ryder with timely and accurate information, you agree to reimburse Ryder for any resulting charges, penalties, or expenses. You will pay to Ryder all charges incurred by Ryder in states other than the state of domicile for any of the items listed in Paragraph 4. Also, Ryder shall have the right upon 30 days prior notice, to stop applying for vehicle licenses and to remove any existing vehicle licenses issued to Ryder.


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     B.   FUEL TAX. When designated on a Schedule A, and where it is legal to do so, Ryder will: (i) apply and pay for (up to the allowance on Schedule A for F fuel tax permits) IFTA fuel tax permits and highway use/mileage tax permits for each Vehicle; (ii) prepare and file IFTA fuel tax and highway use/mileage tax returns; and (iii) pay fuel taxes and highway use/mileage taxes imposed on the operation of the Vehicles, on the following terms:

          (1) Required Documentation. You must provide Ryder with all necessary documentation (including trip records and fuel tickets) on a weekly basis. If you fail to provide Ryder with timely, accurate and complete information, you agree to: (i) reimburse Ryder for any charges, penalties, expenses, or disallowed credits; (ii) pay Ryder an amount equal to the estimated taxes computed on a per mile basis and (iii) pay Ryder a surcharge of $.20 for each mile that you fail to properly report. In addition, Ryder shall have the right, upon 30 days notice, to stop providing the services described in this Paragraph 4B and you shall be responsible for these obligations as if you were designated on Schedule A to provide them.

          (2) Reimbursement of Fuel, Highway Use and Mileage Taxes. You will reimburse Ryder for all fuel, highway use and mileage taxes paid by Ryder on your behalf, including, but not limited to, all additional fuel taxes resulting from your consumption of fuel in a state other than the state in which the fuel was purchased and all taxes that may become due based on the documents you provide.

          (3) If you provide IFTA fuel tax reporting. You agree to defend, release, indemnify, and hold Ryder harmless for all Damages and Defense Costs resulting from your failure to properly obtain IFTA fuel or highway use/mileage tax permits, file IFTA fuel or highway use/mileage tax returns or pay IFTA fuel or highway use/mileage taxes.

     C. ALLOWANCES. If the cost of any of the items listed in Paragraphs 4A and 4B exceeds the annual allowance listed on Schedule A (for any reason including increase or change in the method of assessment), then you agree to pay Ryder the excess. Ryder failure to bill or collect amounts in excess of the allowance in any year shall not be considered a waiver of its right to pursue those amounts. Any blank allowance line on a Schedule A shall be deemed to be a $0 annual allowance.

     D. ALL OTHER TAXES. Unless otherwise specified in this Agreement, you agree to pay for all taxes, fees, special licenses and tolls (whether in effect now or imposed after the date of this Agreement) resulting from the use, operation or ownership of any Vehicle(s) or accruing on the lease, rental, or other charges under this Agreement. If your failure to pay any taxes, fees or tolls results in a claim or lien involving any Vehicle, then Ryder may settle the claim or lien, and you will promptly pay Ryder the full amount of such settlement.


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5.   OPERATION OF VEHICLES; DRIVERS.

     A. OPERATION OF VEHICLES; DRIVERS. Each Vehicle shall be operated only in the ordinary course of business by properly licensed drivers that are:
          (i) at least 18 years old; and (ii) your employees or agents and subject to your exclusive direction and control. You will not operate any Vehicle: (i) in violation of any federal, state, or local rules, laws or regulations (including weight and size limits); (ii) in a reckless or abusive manner; or (iii) to transport Hazardous Materials (as defined in Paragraph 16C of this Agreement). Nor will you operate any Vehicle in violation of the manufacturer's recommendations, off an improved road, on a flat tire, with warning lights on, with gauges showing dangerous or excessive readings, or improperly loaded. You are not permitted to operate any Vehicle outside of the United States. You are not permitted to use any Vehicle to carry passengers, except as required in the ordinary course of your business. Regardless of any other provision of this Agreement, and even if Ryder is designated on Schedule A as responsible for Physical Damage, you will pay Ryder for all physical damage, repairs, maintenance and related expenses resulting from any violation of this Paragraph 5. Annually and upon Ryder's request, you agree to provide Ryder with a current driver roster in a form reasonably satisfactory to Ryder.

     B. DRIVER REMOVAL. If a driver operates a Vehicle in violation of this Agreement, upon written notice from Ryder, you will immediately remove that driver as an operator of any Vehicle. If you fail to do so or are prevented from doing so by contract, then you agree to reimburse Ryder for any damage to any Vehicle that occurs while being driven by that driver, even if Ryder would otherwise be responsible for payment of Physical Damage, and to defend, release, indemnify, and hold Ryder harmless for all resulting Damages and Defense Costs.

6.   CHARGES AND PAYMENT.

     A. PAYMENT TERMS. You will pay Ryder the full amount of its invoices within 10 days of the invoice date without deduction, setoff, recoupment or counterclaim. Each invoice will be conclusively deemed correct, unless you notify Ryder in writing of any error within 90 days of the invoice date.

     B. DEPOSIT. Upon execution of a Schedule A, you agree to pay Ryder a deposit equal to two months of fixed charges of the lease term for each Vehicle (the "Deposit"). You hereby grant to Ryder a security interest in, a general lien on, and a right of recoupment against the Deposit. In the event of any default under the Agreement, Ryder shall have the right, without further notice or demand or prejudice to any of Ryder's other rights or remedies, to immediately apply the Deposit against any amounts then due Ryder.

     C. DETERMINATION OF MILEAGE AND REFRIGERATION CHARGES. Ryder will determine mileages for powered vehicles from odometer readings, mileage for trailers from hub odometer readings, and hours of operation of all refrigeration units from hour meter(s). If the odometer, hub odometer, or hour meter fails to function, you agree to immediately report that failure to Ryder. Ryder will determine mileage or the hours of operation for the period in which the failure existed from (1) your trip records or (2) the average amount of fuel consumed and the miles per gallon shown in Ryder's records for the previous 30 days. If in any month you fail to provide Ryder with complete mileage or meter readings, then on the invoice for that month, Ryder will charge you for 1/l2th of the Estimated Annual Mileage (which estimate may be adjust on future invoices based on actual mileages).

     D. INVOICING FREQUENCY. "Monthly" Invoicing Frequency: Notwithstanding anythinHg in the Vehicle Lease to the contrary, at your request, Ryder will invoice you for charges under this Agreement monthly.

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7.   FINANCIAL REQUIREMENTS AND CONFIDENTIALITY.

     A. FINANCIAL STATEMENTS. You agree to provide Ryder with fully disclosed, year-end financial statements for the most recent two years, including all major statements and footnotes and other financial information as Ryder may request from time to time.

     B. CONFIDENTIALITY. You will maintain the confidentiality of the terms and rates in this Agreement and will not disclose them unless required by law.

8.   CPL.

     Once each year, on January 1st, Ryder may adjust your charges on each Vehicle to reflect changes in Ryder's costs. These adjustments will be computed based on the percentage change in the CPI, Urban Wage Earners & Clerical, All Cities (1967 base period) published by the U.S. Bureau of Labor Statistics (or any successor index designated by Ryder) ("CPI") from the base index listed on Schedule A (the "Base Index"). Ryder will round this percentage change to the nearest one-tenth of one percent and will then adjust your charges by an amount equal to this rounded percentage change in CPI multiplied by the portion of the charges listed below:

     *75 % of the Fixed Charge Per Month (or Week) and 100 % of the Mileage Rate Per Mile

     *100 % of the Refrigerated Maintenance Rate Per Hour (for refrigeration equipment)
Adjustments will be based on the original charges listed on Schedule A and the most recent CPI index figures at the time of adjustment.



 9. LIABILITY INSURANCE.

     A. LIABILITY INSURANCE. The party designated on Schedule A (the "Insuring Party") agrees to furnish and maintain, at its sole cost, a policy of automobile liability insurance with limits specified on each Schedule A for death, bodily injury and property damage, covering both you and Ryder as insureds for the ownership, maintenance, use, and operation of each Vehicle ("Liability Insurance"). If you are the Insuring Party, the terms of the policy and the insurer must be acceptable to Ryder. The Liability Insurance must provide that its coverage is primary and not additional or excess coverage over insurance otherwise available to either party, and must include any and all statutory requirements of insurance imposed upon you and/or Ryder. In addition, the Liability Insurance must provide that it cannot be cancelled or materially altered without 30 days prior written notice to you and Ryder. The Insuring Party agrees to designate the other party as an additional insured on the Liability Insurance and to provide the other party with insurance certificates evidencing the required coverage.

     B. WHERE RYDER PROVIDES INSURANCE COVERAGE. If Ryder is the Insuring Party, then this Agreement is subject to all of the terms and conditions of the Liability Insurance, which will exclude uninsured or underinsured motorist coverage, personal injury protection coverage, medical payment coverage, and/or supplementary no fault coverage. If any of these coverages cannot be rejected, waived, or excluded under the law of any applicable state, or if rejection, waiver, or exclusion is otherwise unenforceable, the coverage will only be provided to the extent and with the minimum limits required by the laws of that state. Upon 30 days notice, Ryder may review and adjust its rates for Liability Insurance or terminate the Liability Insurance. In the event Ryder terminates the Liability Insurance, you will furnish and maintain Liability Insurance in accordance with Paragraph 9A.

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     C.   FILING EVIDENCE OF LIABILITY INSURANCE. When Ryder is the Insuring
          Party, Ryder will, at your request and where required and legal, file evidence of the Liability Insurance and will provide certificates evidencing the Liability Insurance. You agree to defend, release, indemnify, and hold Ryder harmless for all Damages and Defense Costs arising out of or related to payment of losses by Ryder or Ryder's insurer based on any such filing made or certificates issued by Ryder or its insurer, where the loss would not have otherwise been paid except for such filing or certificate.

10.  INDEMNIFICATION.

     A. INDEMNIFICATION FOR DAMAGES AND DEFENSE COSTS: You agree to defend, release, indemnify and hold Ryder harmless for all Damages and Defense Costs:
 (1) in excess of or not covered by Liability Insurance (whether provided by you or Ryder) arising out of or related to the ownership, maintenance, use or operation of each Vehicle; (2) arising out of or related to death or injury to you, your drivers, employees, and agents caused by or related to the ownership, maintenance, use or operation of each Vehicle; (3) arising out of or related to your violation of this Agreement; or (4) arising out of your failure to procure and maintain Liability Insurance (where you are the Insuring Party).

     B. INDEMNIFICATION FOR TRANSPORTATION OF HAZARDOUS MATERIAL. Notwithstanding anything in this Agreement to the contrary and even if Ryder is designated on Schedule A as responsible for providing Liability Insurance, if you use any Vehicle to transport Hazardous Materials in violation of this Agreement, then you agree to defend, release, indemnify and hold Ryder harmless from and against all Damages and Defense Costs, arising out of or related to that transportation, regardless of cause, including, but not limited to your negligence, Ryder's negligence, any other failure on your part, or any failure on Ryder's part.

     C. REIMBURSEMENT FOR CLEAN-UP COSTS ASSOCIATED WITH FUEL SPILLS. If you are the Insuring Party and Ryder responds to any incident or accident which has resulted in an environmental spill or release from a Vehicle's fuel tank(s) or engine, you will pay for and/or reimburse Ryder for all costs and expenses incurred by Ryder, including but not limited to, the cost of emergency response contractors, environmental clean-up and disposal costs, fines and penalties.

11.  PHYSICAL DAMAGE.

     A. PAYMENT OF PHYSICAL DAMAGE. The party designated on Schedule A (the "Responsible Party") will pay for all loss, theft or damage ("Physical Damage") to any Vehicle.

          (1) When Ryder is Responsible. Ryder will pay for Physical Damage in excess of the deductible amount specified on Schedule A, except where the loss or damage results from (i) a violation of Paragraph 5; (ii) any willful damage to a Vehicle including, but not limited to, damage arising out of or in connection with any labor dispute that you are involved in; or (iii) theft by one of your agents or employees. Upon 30 days notice, Ryder may review and adjust its rates for Physical Damage or terminate Physical Damage coverage. If Ryder terminates Physical Damage coverage, you agree to be responsible for Physical Damage under the terms of Paragraph 11A(2).

          (2) When You are Responsible. You agree to pay for all Physical Damage to any Vehicle, including related expenses, even if the Physical Damage results from Ryder's negligence or occurs on Ryder's premises. If any Vehicle is lost, stolen, or damaged beyond economic repair, then you agree to pay Ryder its purchase price as determined by Paragraph 13C. If any Physical Damage repairs are performed by Ryder, Ryder will charge you at retail sales and service rates (including overtime). Any Physical Damage repair work performed by an unapproved repair shop is subject to Ryder's approval and Ryder may rework any unsatisfactory repair at your expense. You agree to furnish Ryder with evidence of Physical Damage insurance coverage reasonably acceptable to Ryder naming Ryder as a named insured or endorsed as a loss payee.

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     B.   VEHICLE LOSS, THEFT OR DESTRUCTION. If a Vehicle is lost, stolen or in an accident, you agree to immediately notify Ryder and cause your driver to make a report to Ryder as soon as practicable. If a Vehicle is involved in a collision or accident, Ryder will decide within 30 days of being notified whether that Vehicle is damaged beyond economic repair. If a lost or stolen Vehicle is still missing 30 days after you notify Ryder, or if a Vehicle is damaged beyond economic repair, then the lease on that Vehicle will terminate once you have paid Ryder all amounts owed under this Paragraph 11 and any other outstanding charges. You agree to also provide Ryder with copies of any reports that you have provided to your insurer or any governmental agency and assist Ryder and the insurer in the investigation, defense, or prosecution of any claims or suits. Regardless of who is the Responsible Party, you will pay for the loss of tools, tarpaulins, accessories, spare tires, or other similar items.

12. CARGO LOSS OR DAMAGE. Ryder will not be liable for loss of or damage to any cargo, goods or property in, carried on, or towed by any Vehicle ("Cargo"), even if the loss or damage occurs on Ryder's premises or is caused by Ryder's negligence or any other failure on Ryder's part. You agree to defend, release, indemnify, and hold Ryder harmless for all Damages and Defense Costs arising out of or related to loss or damage to Cargo.


13.  TERMINATION.

     A. ANNUAL TERMINATION RIGHTS. Either party may terminate the lease on any Vehicle on any annual anniversary of its Date of Delivery listed on Schedule A before its full lease term expires by giving the other party at least 60 days prior written notice. If Ryder terminates the lease on any Vehicle and you are not then in default, you will have the right, but not the obligation, to purchase that Vehicle on the date of termination, in accordance with Paragraph 13C, by giving Ryder at least 30 days prior notice. If you terminate the lease on any Vehicle, you will, at Ryder's option, purchase that Vehicle on its effective date of termination in accordance with Paragraph 13C.

     B. EXPIRATION OF LEASE. Upon expiration of its lease term (or upon termination if you are not required to purchase the Vehicle), you agree to return each Vehicle to Ryder at the Maintenance Facility in good and working order without Physical Damage. If you have made any structural alteration to a Vehicle, you agree, at Ryder's option, to restore that Vehicle to its original condition before you return it to Ryder. You will have no right or obligation to purchase a Vehicle when its full lease term expires. Upon expiration of the lease term or termination for any reason, unless you purchase the Vehicle, you agree to pay Ryder the cost to de-identify each vehicle.

     C. VEHICLE PURCHASES. If you are required or elect to purchase a Vehicle under this Agreement, the purchase price will be an amount equal to its Schedule A Value plus any sales or use taxes. On the purchase date, you will also pay Ryder any outstanding charges you owe. Your payment will be in cash or by certified cashier's check. Each Vehicle will be purchased "as is, where is" without any warranties. If you fail to purchase a Vehicle when required to do so, you will pay to Ryder the difference between the Vehicle's Schedule A Value and its wholesale value as of the date you were required to purchase the Vehicle.


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14.  BREACH OR DEFAULT.

     A.   BREACH OR DEFAULT

          (1) Default Procedure. If you breach this Agreement, then Ryder may send you a notice of default. You will have 7 days from the date that Ryder sends you the notice to cure the default. If you fail to cure a default as required by this Paragraph 14A, then Ryder may, at its option, without prejudice to Ryder's other remedies under this Agreement, at law or in equity: (i) immediately repossess any or all Vehicles, Substitute Vehicles and rental vehicles wherever they may be located, without further demand or notice (unless required by law in the relevant jurisdiction); and/or (ii) terminate the Agreement as to any or all of the Vehicles and require you to purchase any and/or all terminated Vehicles within 10 days in accordance with Paragraph 13C. Repossession of the Vehicles will not automatically terminate the Agreement. You shall be liable for all charges that accrue during the period that Ryder retains the Vehicles.

          (2) Default under Other Agreements. If you breach any other agreement between you and Ryder, including but not limited to any rental and/or maintenance agreements, then you will be in default of this Agreement. If you breach this Agreement, you will be in default of any other agreement between you and Ryder.

     B. BANKRUPTCY. It shall be a default under this Agreement if you become insolvent, file a voluntary petition in bankruptcy, make an assignment for the benefit of creditors, are adjudicated bankrupt, permit a receiver to be appointed for your business, or permit or suffer a material disposition of your assets.

15.  MISCELLANEOUS PROVISIONS.

     A. ASSIGNMENT OF LEASE. This Agreement will be binding on both parties, and our respective successors, legal representatives, and permitted assigns. YOU DO NOT HAVE THE RIGHT TO SUBLEASE ANY VEHICLE, NOR THE RIGHT TO ASSIGN THIS AGREEMENT OR ANY INTEREST HEREUNDER WITHOUT RYDER'S PRIOR WRITTEN CONSENT. ANY ATTEMPT TO DO SO WILL BE VOID. Unless Ryder expressly releases you from your obligations in writing, you will remain liable for all of your and the assignee's obligations under this Agreement including, but not limited to, liability claims, Physical Damage and associated Damages and Defense Costs.

     B. CHANGE OF OWNERSHIP/SALE OF ASSETS. If you change ownership or dispose of a substantial amount of your assets, you will notify Ryder in writing.

     C. FORCE MAJEURE. Ryder will not be liable to you if it is prevented from performing under this Agreement by any present or future cause beyond its control. These causes include, but are not limited to, Acts of God, national emergencies, wars, acts of terrorism, riots, fires, labor disputes, federal, state, or local laws, rules or regulations, shortages (local or national), or fuel allocation programs. Even if Ryder is unable to perform, your obligations under this Agreement will continue.

     D. LIMITATION OF LIABILITY. Ryder's liability to you for any breach of this Agreement shall be limited to the actual value of the services that Ryder fails to provide. NOTWITHSTANDING THE FOREGOING, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE DAMAGES.

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     E.   NOTICES. Any notice, demand, consent or request for consent under this
          Agreement must be written and sent to you or Ryder at the address specified at the beginning of this Agreement (or any new address of which notice is given). Notices shall be given by certified mail (with a return receipt), overnight delivery service, facsimile transmission (if a written record of either a machine generated or verbal telephonic confirmation is obtained), or hand-delivery. Notices will be effective when sent, unless otherwise specified in this Agreement.

     F. SAVINGS CLAUSE. If a court rules that any provision of this Agreement is illegal, invalid, or unenforceable, all other provisions will remain binding, effective, and fully enforceable.

     G. WAIVER. Delay or failure to exercise, or partial exercise of any right under this Agreement will not operate to waive that or any other right hereunder. By failing to declare or act on a default, a party does not waive that default. Either party may act on any default at any time. BOTH PARTIES WAIVE ANY RIGHT TO A TRIAL BY A JURY IN ANY LAWSUIT RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     H. CUMULATIVE REMEDIES. All of Ryder's remedies in this Agreement are cumulative and non-exclusive. Ryder may exercise any remedy without affecting Ryder's right to exercise any other remedy and without impacting Ryder's right to bring suit for your breach or Ryder's other remedies at law.

     I. CONTENT AND MODIFICATION OF AGREEMENT. Neither party will be bound by this Agreement until its duly authorized representative signs it. This Agreement is the entire agreement and understanding between the parties concerning its subject matter. All previous written or oral agreements and representations regarding the subject matter of this Agreement will be null and void. The Agreement can be modified only by a written amendment signed by a duly authorized representative of the party against which enforcement is sought. Any attempt to modify orally or through course of performance shall be void.

     J. DISCLAIMER OF WARRANTIES. RYDER MAKES NO EXPRESS OR IMPLIED WARRANTY REGARDING ANY VEHICLE, CHARGES, OR ANY OTHER MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY THAT A VEHICLE IS MERCHANTABLE OR FIT FOR A PARTICULAR PURPOSE OR SPECIAL PURPOSE. Without waiving the foregoing disclaimer, Ryder agrees that any manufacturer's warranty on a Vehicle shall inure to your benefit and Ryder will cooperate with you to ensure that you derive all benefits from any manufacturer's warranties.

     K. SURVIVABILITY. All of the defense, release, indemnification, and hold harmless provisions of this Agreement shall survive its termination (for any reason) or expiration.

     L. GOVERNING LAW AND JURISDICTION. This Agreement shall be subject to, construed and interpreted under the laws of the State of Florida without regard to its conflicts of laws provisions. The parties agree that the exclusive venue for any action relating to this Agreement shall be in a court of competent jurisdiction in Miami-Dade County, Florida.

     M. ATTORNEYS' FEES. If either party initiates litigation to enforce its rights under this Agreement, the prevailing party in such litigation will also be entitled to receive from the other party its reasonable attorneys' fees (pre-trial, trial and appellate) and costs (including those paid to a collection agency).

     N. THIRD PARTY INVOICES. If Ryder engages a third party to perform repairs, maintenance or road service not covered by the fixed and variable charges (e.g. driver abuse, Physical Damage), you agree to pay the third party's charges plus a reasonable mark-up to cover Ryder's related administrative expenses.

16.  DEFINED TERMS.

     A. DAMAGES: All damages, claims, suits, causes of action, penalties, fees, costs, expenses and liabilities for death or injury to persons and loss or damage to property, including, but not limited to, damage to the environment and all environmental clean-up costs.

     B. DEFENSE COSTS: All attorneys' fees, experts' fees, and court costs at trial and on appeal.

     C. HAZARDOUS MATERIAL: Any cargo, property, or hazardous material in a quantity which requires placarding by the United States Department of Transportation, and any medical, bio-hazardous, or radioactive waste.

     D. SCHEDULE A VALUE: A Vehicle's Original Value specified on its Schedule A, less the total accrued depreciation at the rate specified on Schedule A, plus all unexpired licenses, applicable taxes (including personal property taxes and Federal Heavy Vehicle Use Taxes), prepaid interest and other expenses previously incurred by Ryder relating to the Vehicle, prorated to the date of sale or computation.



RYDER TRUCK RENTAL, INC., D/B/A                        CHESAPEAKE LOGISTICS LLC
RYDER TRANSPORTATION SERVICES
(Ryder)                                                (You)


BY:    /s/ Mike Boyle                                BY:     /s/ Brian P. Flood
       --------------------------                            -------------------


NAME:                                                NAME:

       Mike Boyle                                            Brian P. Flood


TITLE:                                               TITLE:

       General Manager                                       Vice President

DATE:                                                DATE:

       10/21/04                                              10/1/04

[GRAPHIC OMITTED]      TRUCK LEASE & SERVICE AGREEMENT (TLSA)
                                   SCHEDULE A

------------------------------------------------------------------------------------------------------------------------------------
  CUSTOMER (LESSEE) NAME:                                     CUSTOMER VEHICLE DOMICILE:                        LESSEE NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
  CHESAPEAKE LOGISTICS LLC                                    BELTSVILLE, MD                                    0
------------------------------------------------------------------------------------------------------------------------------------
  RYDER SERVICE LOCATION NUMBER & NAME:                       SCHEDULE NO.            SCHEDULE A DATE:          TLSA DATE:
------------------------------------------------------------------------------------------------------------------------------------
  3319 Washington - 498 Howard County, MD                                            October 1st, 2004          October 1st, 2004
------------------------------------------------------------------------------------------------------------------------------------

1.   VEHICLE: This Schedule A shall cover the following 2 Vehicle(s):

              ---------------------------------------------------------------------------------------------------------
                                                           Vehicle Information
              ---------------------------------------------------------------------------------------------------------
                    Ryder           Customer             Date of             Serial Number            Replaces Ryder
                  Unit No.          Unit No.            Delivery                                         Unit No.
             ---------------------------------------------------------------------------------------------------------
                1. 422450                               1/28/05           1FVACWDCX5HVO9982
                2. 422451                               2/09/05           1FVACWDC15HV09983
              ---------------------------------------------------------------------------------------------------------

      The parties acknowledge and agree that certain information required to complete this Section may not be available upon execution of this Schedule and that Ryder will furnish any such information upon delivery of the Vehicle(s).

2. LEASE TERMS: The following terms shall apply to each Vehicle listed on this Schedule A:

             ----------------------------------------------------------------------------------------------------------------------
               Original Value:                           $59,948            Term In Months:                                   72
             ----------------------------------------------------------------------------------------------------------------------
               Monthly Depreciation:                     $458.93            Fixed Charge Per Month:                    $1,454.00
             ----------------------------------------------------------------------------------------------------------------------
               Max GCW/GVW and/or Licensed Weight:        26,000            Mileage Rate per Mile:                       $0.0750
             ----------------------------------------------------------------------------------------------------------------------
               Estimated Annual Miles:                    50,000
             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------

3. VEHICLE COMPONENT INFORMATION: Each Vehicle listed on this Schedule A is comprised of the following components:

             -------------------------------------------------------------------------------------------------------------
                                                        Component Information
             -------------------------------------------------------------------------------------------------------------
                                 Model                                                        Original       Monthly
               Component         Year    Description                                           Value      Depreciation
             -------------------------------------------------------------------------------------------------------------
               Cab/Chassis       2005    FRTL M2 106MD S/A ST TRK                               $50,295         $390.28
               Body              2004    22ft Aluminum Van                                       $7,315          $52.03
               Liftgate          2004    Waltco 3000lb                                           $2,338          $16.63
             -------------------------------------------------------------------------------------------------------------

     Ryder and Customer agree that, where permitted by law, any sales tax due on the Vehicle(s) listed on this Schedule A, in the state of Maryland will be capitalized into the Original Value of the Vehicle and included in the rate. Ryder shall be responsible for remitting to the proper authority when due any sales tax that has been capitalized and included in the rate.

4. VEHICLE LEASE: The lease of each Vehicle listed on this Schedule A shall constitute a separate and independent lease agreement subject to the terms and conditions contained in: (i) the TLSA; (ii) any amendments to the TLSA;
     (iii) this Schedule A; and (iv) any other written agreement between Ryder and you regarding that Vehicle. Any reference to the TLSA contained in any of the foregoing documents shall be deemed to refer to each and every Vehicle lease. Payments relating to an invoice for multiple Vehicles will be allocated on a pro-rata basis among the covered Vehicles. The terms of this Schedule A apply to all Vehicles listed on this Schedule A and are part of each respective Vehicle lease. If there is a conflict between the terms of this Schedule A and any other terms of the TLSA, then the terms of this Schedule A will apply.

5. INVESTMENT: The Original Value, Monthly Depreciation and Fixed Charge Per Month listed above are based, in part, upon the manufacturer's quoted price as of the date you execute this Schedule A. If the manufacturer's quoted price increases prior to the Date of Delivery of a Vehicle, then you agree that for each $50 increase in price (or fraction thereof), Original Value shall be increased by $50.00, Monthly Depreciation shall be increased by $0.65, and the Fixed Charge per Month shall be increased by $1.30.

6. ORIGINAL IDENTIFICATION COST: $650. If this amount varies by $50.00 or more in price, the Original Value, Monthly Depreciation and Fixed Charge per Month will be adjusted as indicated in (5) above.

7. ESTIMATED ANNUAL MILEAGE: You may not operate any Vehicle more than 20% in excess of the Estimated Annual Miles in any year of the lease term. If during any year of the lease term, the actual miles on any Vehicle exceeds the Estimated Annual Mileage listed on this Schedule A by 10 %, then, in addition to all other rights and remedies hereunder, Ryder will assess a surcharge of $0.1500 per mile for all miles over the Estimated Annual Mileage and you agree to pay this surcharge in addition to all other amounts due Ryder within the time provided in the TLSA. You will not be entitled to a credit or carry forward if actual annual miles is less than its Estimated Annual Mileage.

8. ESTIMATED ANNUAL ENGINE HOURS FOR REFRIGERATED TRAILERS AND STRAIGHT TRUCKS ("REFRIGERATED VEHICLES"): Not Applicable.

9.   ESTIMATED ANNUAL STANDBY REFRIGERATION: Not Applicable

10. THE CPI BASE INDEX: Is (to be determined). The Base Index shall be the current index as of the Date of Delivery.
    EXPOSURE %: Notwithstanding anything in the TLSA to the contrary, only 75 % of the Fixed Charge Per Month and 100 % of the Mileage Rate Per Mile on the Vehicles listed on this Schedule A shall be subject to adjustment in accordance with the TLSA.

    EFFECTIVE DATE OF ADIUSTMENTS: January first

11. PER VEHICLE ANNUAL ALLOWANCES: The allowances described below are included in the Fixed Charge Per Month. If the actual cost of any item(s) listed below, including any costs incurred in states other than those listed, exceeds the annual allowance amount for that item, then you agree to pay Ryder the excess, in addition to all other lease charges.

    ------------------------------------------------------------------------------------------------------------------------------
      DESCRIPTION                                                                    ANNUAL ALLOWANCE Amount
    ------------------------------------------------------------------------------------------------------------------------------
      Vehicles listed on this Schedule A operate in State(s) of: MD DC VA
    ------------------------------------------------------------------------------------------------------------------------------
      State Motor Vehicle License, Registration and Inspection fees                   $318
    ------------------------------------------------------------------------------------------------------------------------------
      IFTA / Mileage Tax Permits                                                      $0
    ------------------------------------------------------------------------------------------------------------------------------
      Federal Heavy Vehicle Use Taxes                                                 $0
    ------------------------------------------------------------------------------------------------------------------------------
      Personal Property Taxes                                                         $0
    ------------------------------------------------------------------------------------------------------------------------------

12.  VEHICLE RELATED SERVICES:

   -----------------------------------------------------------------------------------------------------------------------------
     VEHICLE RELATED SERVICES                  PROVIDED BY/COMMENTS
   -----------------------------------------------------------------------------------------------------------------------------
     Substitute Vehicles                       Ryder
   -----------------------------------------------------------------------------------------------------------------------------
     Washing                                   Ryder
   -----------------------------------------------------------------------------------------------------------------------------
     Safety Services                           Ryder
   -----------------------------------------------------------------------------------------------------------------------------
     Licensing                                 Ryder
   -----------------------------------------------------------------------------------------------------------------------------
     IFTA/Mileage Tax Permitting & Reporting   Ryder
   -----------------------------------------------------------------------------------------------------------------------------
     Other Services                            None
   -----------------------------------------------------------------------------------------------------------------------------

13. FUEL: Ryder will provide fuel for the Vehicles and charge you for any fuel it provides in accordance with the terms of the TLSA and in addition to all other lease charges.

14. PARTY RESPONSIBLE FOR LIABILITY INSURANCE: Ryder. Combined Single Limits $1,000,000 per occurrence. Customer Deductible: $2,500 per occurrence. You agree that Ryder shall have the sole right to conduct accident investigations and administer claims handling and settlements and you shall adhere to and accept Ryder's conclusions and decisions. The Fixed Charge Per Month for the Vehicle(s) listed on this Schedule A includes: $274 per Month for Liability Insurance extended by Ryder pursuant to the terms of the TLSA.

15. PARTY RESPONSIBLE FOR PHYSICAL DAMAGE INSURANCE: Ryder. Customer deductible of $2,500 per Vehicle, per occurrence. The Fixed Charge Per Month for the Vehicle(s) listed on this Schedule A include: $91 per Month for payment of Physical Damage pursuant to the TLSA.

 OTHER:

RYDER TRUCK RENTAL, INC., D/B/A                   CHESAPEAKE LOGISTICS LLC
RYDER TRANSPORTATION SERVICES
(Ryder)                                           (Customer/You)


BY:   /s/ Mike Boyle                              BY:    /s/ Brian P. Flood
      -----------------------                            ----------------------
NAME:  Mike Boyle                                 NAME:  Brian P. Flood

TITLE: General Manager                            TITLE: Vice President

DATE:  10/21/04                                   DATE:  10/1/04

[GRAPHIC OMITTED]      TRUCK LEASE & SERVICE AGREEMENT (TLSA)
                                   SCHEDULE A

-----------------------------------------------------------------------------------------------------------------------------------
  CUSTOMER (LESSEE) NAME:                                     CUSTOMER VEHICLE DOMICILE:                         LESSEE NUMBER:
  CHESAPEAKE LOGISTICS LLC                                    BELTSVILLE, MD                                     31099
-----------------------------------------------------------------------------------------------------------------------------------
  RYDER SERVICE LOCATION NUMBER & NAME:                       SCHEDULE NO.          SCHEDULE A DATE:             TLSA DATE:
  3319 Washington - 498 Howard County, MD                                                                        October 1st, 2004
-----------------------------------------------------------------------------------------------------------------------------------

1.   VEHICLE: This Schedule A shall cover the following 1 Vehicle(s):

              ----------------------------------------------------------------------------------------------------------
                                                          Vehicle Information
              ----------------------------------------------------------------------------------------------------------
                   Ryder          Customer           Date of                                            Replaces Ryder
                  Unit No.        Unit No.           Delivery                  Serial Number                Unit No.
              ----------------------------------------------------------------------------------------------------------
                  1. 454916                          11/18/05                lFVACWDC56HW57676
              ----------------------------------------------------------------------------------------------------------

      The parties acknowledge and agree that certain information required to complete this Section may not be available upon execution of this Schedule and that Ryder will furnish any such information upon delivery of the Vehicle(s).

2. LEASE TERMS: The following terms shall apply to each Vehicle listed on this Schedule A:

             ---------------------------------------------------------------------------------------------------------------------
               Original Value:                              $62,030           Term In Months:                                72
             ---------------------------------------------------------------------------------------------------------------------
               Monthly Depreciation:                        $403.89           Fixed Charge Per Month:                 $1,467.00
             ---------------------------------------------------------------------------------------------------------------------
               Max GCW/GVW and/or Licensed Weight:           26,000           Mileage Rate per Mile:                    $0.0750
             ---------------------------------------------------------------------------------------------------------------------
               Estimated Annual Miles:                       50,000
             ---------------------------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------------------------


3. VEHICLE COMPONENT INFORMATION: Each Vehicle listed on this Schedule A is comprised of the following components:

             --------------------------------------------------------------------------------------------------------------
                                                        Component Information
             --------------------------------------------------------------------------------------------------------------
                                 Model                                                        Original        Monthly
              Component           Year    Description                                           Value      Depreciation
             --------------------------------------------------------------------------------------------------------------
              Cab/Chassis        2006     FRTL M2 106MD S/A ST TRK                               $51,234         $337.39
              Body               2005     Morgan 22ft Dry Box                                     $8,164          $50.29
              Liftgate           2005     Waltco F30RM                                            $2,632          $16.21
             --------------------------------------------------------------------------------------------------------------

      Ryder and Customer agree that, where permitted by law, any sales tax due on the Vehicle(s) listed on this Schedule A, in the state of Maryland will be capitalized into the Original Value of the Vehicle and included in the rate. Ryder shall be responsible for remitting to the proper authority when due any sales tax that has been capitalized and included in the rate.

4. VEHICLE LEASE: The lease of each Vehicle listed on this Schedule A shall constitute a separate and independent lease agreement subject to the terms and conditions contained in: (i) the TLSA; (ii) any amendments to the TLSA;
     (iii) this Schedule A; and (iv) any other written agreement between Ryder and you regarding that Vehicle. Any reference to the TLSA contained in any of the foregoing documents shall be deemed to refer to each and every Vehicle lease. Payments relating to an invoice for multiple Vehicles will be allocated on a pro-rata basis among the covered Vehicles. The terms of this Schedule A apply to all Vehicles listed on this Schedule A and are part of each respective Vehicle lease. If there is a conflict between the terms of this Schedule A and any other terms of the TLSA, then the terms of this Schedule A will apply.

5. INVESTMENT: The Original Value, Monthly Depreciation and Fixed Charge Per Month listed above are based, in part, upon the manufacturer's quoted price as of the date you execute this Schedule A. lf the manufacturer's quoted price increases prior to the Date of Delivery of a Vehicle, then you agree that for each $50 increase in price (or fraction thereof), Original Value shall be increased by $50.00, Monthly Depreciation shall be increased by $0.65, and the Fixed Charge per Month shall be increased by $1.30.

6. ORIGINAL IDENTIFICATION COST: $650. If this amount varies by $50.00 or more in price, the Original Value, Monthly Depreciation and Fixed Charge per Month will be adjusted as indicated in (5) above.

7. ESTIMATED ANNUAL MILEAGE: You may not operate any Vehicle more than 10 % in excess of the Estimated Annual Miles in any year of the lease term. If during any year of the lease term, the actual miles on any Vehicle exceeds the Estimated Annual Mileage listed on this Schedule A by 10 %, then, in addition to all other rights and remedies hereunder, Ryder will assess a surcharge of $0.1500 per mile for all miles over the Estimated Annual Mileage and you agree to pay this surcharge in addition to all other amounts due Ryder within the time provided in the TLSA You will not be entitled to a credit or carry forward if actual annual miles is less than its Estimated Annual Mileage.

8. ESTIMATED ANNUAL ENGINE HOURS FOR REFRIGERATED TRAILERS AND STRAIGHT TRUCKS ("REFRIGERATED VEHICLES"): Not Applicable.

9.   ESTIMATED ANNUAL STANDBY REFRIGERATION: Not Applicable

10. THE CPI BASE INDEX: Is (to be determined). The Base Index shall be the current index as of the Date of Delivery. EXPOSURE %: Notwithstanding anything in the TLSA to the contrary, only 75 % of the Fixed Charge Per Month and 100 % of the Mileage Rate Per Mile on the Vehicles listed on this Schedule A shall be subject to adjustment in accordance with the TLSA EFFECTIVE DATE OF ADJUSTMENTS: January first.

11. PER VEHICLE ANNUAL ALLOWANCES: The allowances described below are included in the Fixed Charge Per Month. If the actual cost of any item(s) listed below, including any costs incurred in states other than those listed, exceeds the annual allowance amount for that item, then you agree to pay Ryder the excess, in addition to all other lease charges.

   ------------------------------------------------------------------------------------------------------------------------------
    DESCRIPTION                                                                   ANNUAL ALLOWANCE AMOUNT
   ------------------------------------------------------------------------------------------------------------------------------
    Vehicles listed on this Schedule A operate in State(s) of; MD DC VA
   ------------------------------------------------------------------------------------------------------------------------------
    State Motor Vehicle License, Registration and Inspection fees                 $318
   ------------------------------------------------------------------------------------------------------------------------------
    IFTA/Mileage Tax Permits                                                      $0
   ------------------------------------------------------------------------------------------------------------------------------
    Federal Heavy Vehicle Use Taxes                                               $0
   ------------------------------------------------------------------------------------------------------------------------------
    Personal Property Taxes                                                       $0
   ------------------------------------------------------------------------------------------------------------------------------

12.  VEHICLE RELATED SERVICES:

   ------------------------------------------------------------------------------------------------------------------------------
    VEHICLE RELATED SERVICES                  PROVIDED BY/COMMENTS
   ------------------------------------------------------------------------------------------------------------------------------
    Substitute Vehicles                       Ryder
   ------------------------------------------------------------------------------------------------------------------------------
    Exterior Washing                          Ryder
   ------------------------------------------------------------------------------------------------------------------------------
    Safety Services                           Ryder
   ------------------------------------------------------------------------------------------------------------------------------
    Licensing                                 Ryder
   ------------------------------------------------------------------------------------------------------------------------------
    IFTA/Mileage Tax Permitting & Reporting   Ryder
   ------------------------------------------------------------------------------------------------------------------------------
    Other Services                            None
   ------------------------------------------------------------------------------------------------------------------------------

13. FUEL: Ryder will provide fuel for the Vehicles and charge you for any fuel it provides in accordance with the terms of the TLSA and in addition to all other lease charges.

14. PARTY RESPONSIBLE FOR LIABILITY INSURANCE: Ryder. Combined Single Limits $1,000,000 per occurrence. Customer Deductible: $2,500 per occurrence. You agree that Ryder shall have the sole right to conduct accident investigations and administer claims handling and settlements and you shall adhere to and accept Ryder's conclusions and decisions.

15. PARTY RESPONSIBLE FOR PHYSICAL DAMAGE INSURANCE: Ryder. Customer deductible of $2,500 per Vehicle, per occurrence.


OTHER:


  RYDER TRUCK RENTAL, INC., D/B/A                   CHESAPEAKE LOGISTICS LLC
  RYDER TRANSPORTATION SERVICES
  (Ryder) (Customer/You)


  BY:    /s/ Mike Boyle                       BY: /s/ Brian P. Flood
         -----------------------------            -----------------------------

  NAME:  Mike Boyle, General Manager          NAME:  Brian P. Flood
         -----------------------------               ---------------------------
  TITLE: General Manager                      TITLE: Vice President

  DATE:  7/25/05                              DATE: 7/13/05

[GRAPHIC OMITTED]      TRUCK LEASE & SERVICE AGREEMENT (TLSA)
                                   SCHEDULE A

----------------------------------------------------------------------------------------------------------------------------------
 CUSTOMER (LESSEE) NAME:                                      CUSTOMER VEHICLE DOMICILE:                        LESSEE NUMBER:
 CHESAPEAKE LOGISTICS LLC                                     BELTSVILLE, MD                                    0
----------------------------------------------------------------------------------------------------------------------------------
 RYDER SERVICE LOCATION NUMBER & NAME:                        SCHEDULE NO.          SCHEDULE A DATE             TLSA DATE:
 3319 Washington - 498 Howard County, MD                                             October 1st, 2004          October 1st, 2004
----------------------------------------------------------------------------------------------------------------------------------

1.   VEHICLE: This Schedule A shall cover the following 0 Vehicle(s):

             ----------------------------------------------------------------------------------------------------------
                                                          Vehicle Information
             ----------------------------------------------------------------------------------------------------------
                  Ryder           Customer           Date of                                           Replaces Ryder
                 Unit No.         Unit No.           Delivery                 Serial Number               Unit No.
             ----------------------------------------------------------------------------------------------------------
                   422452                            2/2/05                 JALC4B16057013439
             ----------------------------------------------------------------------------------------------------------

      The parties acknowledge and agree that certain information required to complete this Section may not be available upon execution of this Schedule and that Ryder will furnish any such information upon delivery of the Vehicle(s).

2. LEASE TERMS: The following terms shall apply to each Vehicle listed on this Schedule A:

             -------------------------------------------------------------------------------------------------------------------
               Original Value:                               $43,605       Term In Months:                                 54
             -------------------------------------------------------------------------------------------------------------------
               Monthly Depreciation:                         $420.13       Fixed Charge Per Month:                  $1,319.00
             -------------------------------------------------------------------------------------------------------------------
               Max GCW/GVW and/or Licensed Weight:            14,500       Mileage Rate per Mile:                     $0.0750
             -------------------------------------------------------------------------------------------------------------------
               Estimated Annual Miles:                        37,000
             -------------------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------------------

3. VEHICLE COMPONENT INFORMATION: Each Vehicle listed on this Schedule A is comprised of the following components:

             -------------------------------------------------------------------------------------------------------------
                                                        Component Information
             -------------------------------------------------------------------------------------------------------------
                                Model                                                         Original        Monthly
               Component         Year    Description                                           Value       Depreciation
             -------------------------------------------------------------------------------------------------------------
               Cab/Chassis      2005     Isuzu NPR/NQR COE S/A ST TRK                           $34,752         $338.02
               Body             2004     18ft Morgan dry box                                     $6,834          $63.39
               Liftgate         2004     Waltco 2000lb                                           $2,019          $18.72
             -------------------------------------------------------------------------------------------------------------


     Ryder and Customer agree that, where permitted by law, any sales tax due on the Vehicle(s) listed on this Schedule A, in the state of Maryland will be capitalized into the Original Value of the Vehicle and included in the rate. Ryder shall be responsible for remitting to the proper authority when due any sales tax that has been capitalized and included in the rate.

 4. VEHICLE LEASE: The lease of each Vehicle listed on this Schedule A shall constitute a separate and independent lease agreement subject to the terms and conditions contained in: (i) the TLSA; (ii) any amendments to the TLSA;
     (iii) this Schedule A; and (iv) any other written agreement between Ryder and you regarding that Vehicle. Any reference to the TLSA contained in any of the foregoing documents shall be deemed to refer to each and every Vehicle lease. Payments relating to an invoice for multiple Vehicles will be allocated on a pro-rata basis among the covered Vehicles. The terms of this Schedule A apply to all Vehicles listed on this Schedule A and are part of each respective Vehicle lease. If there is a conflict between the terms of this Schedule A and any other terms of the TLSA, then the terms of this Schedule A will apply.

 5. INVESTMENT: The Original Value, Monthly Depreciation and Fixed Charge Per Month listed above are based, in part, upon the manufacturer's quoted price as of the date you execute this Schedule A. If the manufacturer's quoted price increases prior to the Date of Delivery of a Vehicle, then you agree that for each $50 increase in price (or fraction thereof), Original Value shall be increased by $50.00, Monthly Depreciation shall be increased by $0.65, and the Fixed Charge per Month shall be increased by $1.30.

6. ORIGINAL IDENTIFICATION COST: $650. If this amount varies by $50.00 or more in price, the Original Value, Monthly Depreciation and Fixed Charge per Month will be adjusted as indicated in (5) above.

7. ESTIMATED ANNUAL MILEAGE: You may not operate any Vehicle more than 20% in excess of the Estimated Annual Miles in any year of the lease term. If during any year of the lease term, the actual miles on any Vehicle exceeds the Estimated Annual Mileage listed on this Schedule A by 10%, then, in addition to all other rights and remedies hereunder, Ryder will assess a surcharge of $0.1500 per mile for all miles over the Estimated Annual Mileage and you agree to pay this surcharge in addition to all other amounts due Ryder within the time provided in the TLSA. You will not be entitled to a credit or carry forward if actual annual miles is less than its Estimated Annual Mileage.

8. ESTIMATED ANNUAL ENGINE HOURS FOR REFRIGERATED TRAILERS AND STRAIGHT TRUCKS ("REFRIGERATED VEHICLES"): Not Applicable.

9.   ESTIMATED ANNUAL STANDBY REFRIGERATION: Not Applicable

10. THE CPI BASE INDEX: Is (to be determined). The Base Index shall be the current index as of the Date of Delivery. EXPOSURE %: Notwithstanding anything in the TLSA to the contrary, only 75 % of the Fixed Charge Per Month and 100 % of the Mileage Rate Per Mile on the Vehicles listed on this Schedule A shall be subject to adjustment in accordance with the TLSA. EFFECTIVE DATE OF ADJUSTMENTS: January first.

11. PER VEHICLE ANNUAL ALLOWANCES: The allowances described below are included in the Fixed Charge Per Month. If the actual cost of any item(s) listed below, including any costs incurred in states other than those listed, exceeds the annual allowance amount for that item, then you agree to pay Ryder the excess, in addition to all other lease charges.


   ------------------------------------------------------------------------------------------------------------------------------
    DESCRIPTION                                                                   ANNUAL ALLOWANCE AMOUNT
   ------------------------------------------------------------------------------------------------------------------------------
    Vehicles listed on this Schedule A operate in State(s) of; MD DC VA
   ------------------------------------------------------------------------------------------------------------------------------
    State Motor Vehicle License, Registration and Inspection fees                 $148
   ------------------------------------------------------------------------------------------------------------------------------
    IFTA/Mileage Tax Permits                                                      $0
   ------------------------------------------------------------------------------------------------------------------------------
    Federal Heavy Vehicle Use Taxes                                               $0
   ------------------------------------------------------------------------------------------------------------------------------
    Personal Property Taxes                                                       $0
   ------------------------------------------------------------------------------------------------------------------------------


12.  VEHICLE RELATED SERVICES:

   -----------------------------------------------------------------------------------------------------------------------------
    VEHICLE RELATED SERVICES                   PROVIDED BY/COMMENTS
   -----------------------------------------------------------------------------------------------------------------------------
    Substitute Vehicles                        Ryder
   -----------------------------------------------------------------------------------------------------------------------------
    Washing                                    Ryder
   -----------------------------------------------------------------------------------------------------------------------------
    Safety Services                            Ryder
   -----------------------------------------------------------------------------------------------------------------------------
    Licensing                                  Ryder
   -----------------------------------------------------------------------------------------------------------------------------
    IFTA/Mileage Tax Permitting & Reporting    Ryder
   -----------------------------------------------------------------------------------------------------------------------------
    Other Services                             None
   -----------------------------------------------------------------------------------------------------------------------------

13. FUEL: Ryder will provide fuel for the Vehicles and charge you for any fuel it provides in accordance with the terms of the TLSA and in addition to all other lease charges.

14. PARTY RESPONSIBLE FOR LIABILITY INSURANCE: Ryder. Combined Single Limits $1,000,000 per occurrence. Customer Deductible: $2,500 per occurrence. You agree that Ryder shall have the sole right to conduct accident investigations and administer claims handling and settlements and you shall adhere to and accept Ryder's conclusions and decisions. The Fixed Charge Per Month for the Vehicle(s) listed on this Schedule A includes: $218 per Month for Liability Insurance extended by Ryder pursuant to the terms of the TLSA.

15. PARTY RESPONSIBLE FOR PHYSICAL DAMAGE INSURANCE: Ryder. Customer deductible of $2,500 per Vehicle, per occurrence. The Fixed Charge Per Month for the Vehicle(s) listed on this Schedule A include: $106 per Month for payment of Physical Damage pursuant to the TLSA.

 OTHER:

RYDER TRUCK RENTAL, INC., D/B/A               CHESAPEAKE LOGISTICS LLC
RYDER TRANSPORTATION SERVICES
(Ryder)                                       (Customer/You)


BY:    /s/ Mike Boyle                         BY:      /s/ Brian P. Flood
       ------------------------                        -------------------------

NAME:  Mike Boyle                             NAME:    Brian P. Flood


TITLE: General Manager                        TITLE:   Vice President


DATE:  10/21/04                               DATE: 10/1/04

[GRAPHIC OMITTED]      TRUCK LEASE & SERVICE AGREEMENT (TLSA)
                                   SCHEDULE A


----------------------------------------------------------------------------------------------------------------------------------
  CUSTOMER (LESSEE) NAME:                                     CUSTOMER VEHICLE DOMICILE:                        LESSEE NUMBER:
  CHESAPEAKE LOGISTICS LLC                                    BELTSVILLE, MD                                    0
----------------------------------------------------------------------------------------------------------------------------------
  RYDER SERVICE LOCATION NUMBER & NAME:                       SCHEDULE NO.          SCHEDULE A DATE:            TLSA DATE:
  3319 Washington - 498 Howard County, MD                                            October 1st, 2004          October 1st, 2004
----------------------------------------------------------------------------------------------------------------------------------

1.   VEHICLE: This Schedule A shall cover the following 0 Vehicle(s):

              ---------------------------------------------------------------------------------------------------------
                                                          Vehicle Information
              ---------------------------------------------------------------------------------------------------------
                   Ryder         Customer            Date of                                           Replaces Ryder
                 Unit No.        Unit No.            Delivery                Serial Number                Unit No.
              ---------------------------------------------------------------------------------------------------------
                  422438                             1/27/05            JALC4B16157013935
              ---------------------------------------------------------------------------------------------------------

      The parties acknowledge and agree that certain information required to complete this Section may not be available upon execution of this Schedule and that Ryder will furnish any such information upon delivery of the Vehicle(s).

2. LEASE TERMS: The following terms shall apply to each Vehicle listed on this Schedule A:

             -------------------------------------------------------------------------------------------------------------------
               Original Value:                               $41,565       Term In Months:                                 54
             -------------------------------------------------------------------------------------------------------------------
               Monthly Depreciation:                         $401.22       Fixed Charge Per Month:                  $1,285.00
             -------------------------------------------------------------------------------------------------------------------
               Max GCW/GVW and/or Licensed Weight:            14,500       Mileage Rate per Mile:                     $0.0750
             -------------------------------------------------------------------------------------------------------------------
               Estimated Annual Miles:                        37,000
             -------------------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------------------

3. VEHICLE COMPONENT INFORMATION: Each Vehicle listed on this Schedule A is comprised of the following components:

             --------------------------------------------------------------------------------------------------------------
                                                        Component Information
             --------------------------------------------------------------------------------------------------------------
                                 Model                                                        Original       Monthly
              Component          Year     Description                                          Value       Depreciation
             --------------------------------------------------------------------------------------------------------------
              Cab/Chassis        2005     Isuzu NPR/NQR COE S/A ST TRK                          $33,960          $330.67
              Body               2004     16ft Morgan dry box                                    $5,689           $52.78
              Liftgate           2004     Waltco 2000lb                                        $ I ,916           $17.78
             --------------------------------------------------------------------------------------------------------------

     Ryder and Customer agree that, where permitted by law, any sales tax due on the Vehicle(s) listed on this Schedule A, in the state of Maryland will be capitalized into the Original Value of the Vehicle and included in the rate. Ryder shall be responsible for remitting to the proper authority when due any sales tax that has been capitalized and included in the rate.

4. VEHICLE LEASE: The lease of each Vehicle, listed on this Schedule A shall constitute a separate and independent lease agreement subject to the terms and conditions contained in: (i) the TLSA; (ii) any amendments to the TLSA;
     (iii) this Schedule A; and (iv) any other written agreement between Ryder and you regarding that Vehicle. Any reference to the TLSA contained in any of the foregoing documents shall be deemed to refer to each and every Vehicle lease. Payments relating to an invoice for multiple Vehicles will be allocated on a pro-rata basis among the covered Vehicles. The terms of this Schedule A apply to all Vehicles listed on this Schedule A and are part of each respective Vehicle lease. If there is a conflict between the terms of this Schedule A and any other terms of the TLSA, then the terms of this Schedule A will apply.

5. INVESTMENT: The Original Value, Monthly Depreciation and Fixed Charge Per Month listed above are based, in part, upon the manufacturer's quoted price as of the date you execute this Schedule A. If the manufacturer's quoted price increases prior to the Date of Delivery of a Vehicle, then you agree that for each $50 increase in price (or fraction thereof), Original Value shall be increased by $50.00, Monthly Depreciation shall be increased by $0.65, and the Fixed Charge per Month shall be increased by $1.30.

6. ORIGINAL IDENTIFICATION COST: $650. If this amount varies by $50.00 or more in price, the Original Value, Monthly Depreciation and Fixed Charge per Month will be adjusted as indicated in (5) above.

7. ESTIMATED ANNUAL MILEAGE: You may not operate any Vehicle more than 20% in excess of the estimated Annual Miles in any year of the lease term. If during any year of the lease term, the actual miles on any Vehicle exceeds the Estimated Annual Mileage listed on this Schedule A by 10 %, then, in addition to all other rights and remedies hereunder, Ryder will assess a surcharge of $0.1500 per mile for all miles over the Estimated Annual Mileage and you agree to pay this surcharge in addition to all other amounts due Ryder within the time provided in the TLSA. You will not be entitled to a credit or carry forward if actual annual miles is less than its Estimated Annual Mileage.

8. ESTIMATED ANNUAL ENGINE HOURS FOR REFRIGERATED TRAILERS AND STRAIGHT TRUCKS ("REFRIGERATED VEHICLES"): Not Applicable.

9.   ESTIMATED ANNUAL STANDBY REFRIGERATION: Not Applicable

10. THE CPI BASE INDEX: Is (to be determined). The Base Index shall be the current index as of the Date of Delivery. EXPOSURE %: Notwithstanding anything in the TLSA to the contrary, only 75 % of the Fixed Charge Per Month and 100 % of the Mileage Rate per Mile on the Vehicles listed on this Schedule A shall be subject to adjustment in accordance with the TLSA. EFFECTIVE DATE OF ADJUSTMENTS: January first.

11. PER VEHICLE ANNUAL ALLOWANCES: The allowances described below are included in the Fixed Charge Per Month. If the actual cost of any item(s) listed below, including any costs incurred in states other than those listed, exceeds the annual allowance amount for that item, then you agree to pay Ryder the excess, in addition to all other lease charges.

   ------------------------------------------------------------------------------------------------------------------------------
    DESCRIPTION                                                                   ANNUAL ALLOWANCE AMOUNT
   ------------------------------------------------------------------------------------------------------------------------------
    Vehicles listed on this Schedule A operate in State(s) of; MD DC VA
     Ryder
   ------------------------------------------------------------------------------------------------------------------------------
    State Motor Vehicle License, Registration and Inspection fees                 $148
   ------------------------------------------------------------------------------------------------------------------------------
    IFTA/Mileage Tax Permits                                                      $0
   ------------------------------------------------------------------------------------------------------------------------------
    Federal Heavy Vehicle Use Taxes                                               $0
   ------------------------------------------------------------------------------------------------------------------------------
    Personal Property Taxes                                                       $0
   ------------------------------------------------------------------------------------------------------------------------------

12.  VEHICLE RELATED SERVICES:

   ------------------------------------------------------------------------------------------------------------------------------
     VEHICLE RELATED SERVICES                  PROVIDED BY/COMMENTS
   ------------------------------------------------------------------------------------------------------------------------------
     Substitute Vehicles                       Ryder
   ------------------------------------------------------------------------------------------------------------------------------
     Washing                                   Ryder
   ------------------------------------------------------------------------------------------------------------------------------
     Safety Services                           Ryder
   ------------------------------------------------------------------------------------------------------------------------------
     Licensing                                 Ryder
   ------------------------------------------------------------------------------------------------------------------------------
     1FTA/Mileage Tax Permitting & Reporting   Ryder
   ------------------------------------------------------------------------------------------------------------------------------
     Other Services                            None
   ------------------------------------------------------------------------------------------------------------------------------

13. FUEL: Ryder will provide fuel for the Vehicles and charge you for any fuel it provides in accordance with the terms of the TLSA and in addition to all other lease charges.

14. PARTY RESPONSIBLE FOR LIABILITY INSURANCE: Ryder. Combined Single Limits $1,000,000 per occurrence. Customer Deductible: $2,500 per occurrence. You agree that Ryder shall have the sole right to conduct accident investigations and administer claims handling and settlements and you shall adhere to and accept Ryder's conclusions and decisions. The Fixed Charge Per Month for the Vehicle(s) listed on this Schedule A includes: $218 per Month for Liability Insurance extended by Ryder pursuant to the terms of the TLSA.

15. PARTY RESPONSIBLE FOR PHYSICAL DAMAGE INSURANCE: Ryder. Customer deductible of $2,500 per Vehicle, per occurrence. The Fixed Charge Per Month for the Vehicle(s) listed on this Schedule A include: $101 per Month for payment of Physical Damage pursuant to the TLSA.

 OTHER:

RYDER TRUCK RENTAL, INC., D/B/A                    CHESAPEAKE LOGISTICS LLC
  RYDER TRANSPORTATION SERVICES
  (Ryder)                                          (Customer/You)


  BY:    /s/ Mike Boyle                            BY:    /s/ Brian P. Flood
         ----------------------                           ----------------------

  NAME:  Mike Boyle                                NAME:  Brian P. Flood

         _________
  TITLE: General Manager                           TITLE: Vice President


  DATE:  10/21/04_                                 DATE: 10/1/04